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                                                             EXHIBIT 21

                    SUBSIDIARIES OF THE CORPORATION

  Following is a list of subsidiaries of the Corporation as of December
31, 1994.

                                                                                                                STATE OR OTHER
                                                                                                               JURISDICTION OF
                                                         SUBSIDIARY                                             INCORPORATION
                                                         ----------                                            ---------------
                  Boatmen's National Bank of Belleville...................................................   United States
                  Boatmen's First National Bank of Kansas City............................................   United States
                  Boatmen's Bank of Southern Missouri.....................................................   Missouri
                  The Boatmen's National Bank of St. Louis................................................   United States
                  Boatmen's Mortgage Corporation..........................................................   Missouri
                  Boatmen's National Bank of Boonville....................................................   United States
                  Boatmen's Bank of Butler................................................................   Missouri
                  Boatmen's National Bank of Cape Girardeau...............................................   United States
                  Boatmen's National Bank of Central Illinois.............................................   United States
                  Boatmen's National Bank of Charleston...................................................   United States
                  Boatmen's Credit Card Bank..............................................................   New Mexico
                  Boatmen's Bank of Franklin County.......................................................   Illinois
                  Boatmen's Bank of Kennett...............................................................   Missouri
                  Boatmen's National Bank of Lebanon......................................................   United States
                  Boatmen's Bank of Marshall..............................................................   Missouri
                  Boatmen's Bank of Mid-Missouri..........................................................   Missouri
                  Boatmen's Bank of South Central Illinois................................................   Illinois
                  Boatmen's Bank of Nevada................................................................   Missouri
                  Boatmen's First National Bank of Oklahoma...............................................   United States
                  Boatmen's Bank of Pulaski County........................................................   Missouri
                  Boatmen's Bank of Quincy................................................................   Illinois
                  Boatmen's River Valley Bank.............................................................   Missouri
                  Boatmen's Bank of Rolla.................................................................   Missouri
                  Boatmen's Bank of Southwest Missouri...................................................    Missouri
                  Boatmen's Bank of Tennessee.............................................................   Tennessee
                  Boatmen's Bank of Troy..................................................................   Missouri
                  Boatmen's Bank of Vandalia..............................................................   Missouri
                  Boatmen's First National Bank of West Plains............................................   United States
                  Superior Federal Bank, F.S.B. ..........................................................   United States
                  Boatmen's Bancshares of Iowa, Inc. .....................................................   Iowa
                  Boatmen's Bank Iowa, N.A. ..............................................................   United States
                  Boatmen's Bank of Fort Dodge ...........................................................   Iowa
                  Boatmen's Bank of North Iowa ...........................................................   Iowa
                  Boatmen's National Bank of Northwest Iowa ..............................................   United States
                  Boatmen's Building Corporation of Iowa, Inc. ...........................................   Iowa
                  FKF, Inc. ..............................................................................   Iowa
                  Boatmen's Kansas, Inc. .................................................................   Kansas
                  Boatmen's Bank of Kansas ...............................................................   Kansas
                  Boatmen's Texas, Inc. ..................................................................   Missouri
                  Boatmen's First National Bank of Amarillo ..............................................   United States
                  Eighth and Taylor Corp. ................................................................   Texas
                  Boatmen's Oklahoma, Inc. ...............................................................   Missouri
                  Boatmen's Sunwest, Inc. ................................................................   New Mexico
                  Sunwest Bank of Albuquerque, N.A. ......................................................   United States
                  Sunwest Bank of Clovis, N.A. ...........................................................   United States
                  Sunwest Bank of Farmington .............................................................   New Mexico
                  Sunwest Bank of Gallup .................................................................   New Mexico


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
                                                                                                                STATE OR OTHER
                                                                                                               JURISDICTION OF
                                                         SUBSIDIARY                                             INCORPORATION
                                                         ----------                                            ---------------
                  Sunwest Bank of Grant County ...........................................................   New Mexico
                  Sunwest Bank of Hobbs, N.A. ............................................................   United States
                  Sunwest Bank of Las Cruces, N.A. .......................................................   United States
                  Sunwest Bank of Raton, N.A. ............................................................   United States
                  Sunwest Bank of Rio Arriba, N.A. .......................................................   United States
                  Sunwest Bank of Roswell, N.A. ..........................................................   United States
                  Sunwest Bank of Santa Fe ...............................................................   New Mexico
                  Sunwest Bank of El Paso ................................................................   Texas
                  Security Bancshares, Inc. ..............................................................   Oklahoma
                  Catoosa Bancshares, Inc. ...............................................................   Oklahoma
                  Founders Bancorporation, Inc. ..........................................................   Oklahoma
                  Boatmen's Insurance Agency, Inc. .......................................................   Missouri
                  Boatmen's Life Insurance Company........................................................   Missouri
                  Boatmen's Trust Company.................................................................   Missouri
                  Boatmen's Trust Company of Texas........................................................   Texas
                  Boatmen's Trust Company of Illinois.....................................................   Illinois
                  Boatmen's Trust Company of Oklahoma.....................................................   Oklahoma
                  Boatmen's Community Development Corporation.............................................   Missouri
                  Boatmen's Service Company, Inc. ........................................................   Missouri

  The Corporation's subsidiaries do business only under their names as listed above.

  The Corporation's indirect subsidiaries not listed, if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary at December 31, 1994.